UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2021

ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 11, 2021, Array Technologies, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2021, by issuing a press release. In the press release, the Company also announced that it would be holding a conference call on May 11, 2021, at 5 p.m. Eastern Time to discuss its financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Certain non-GAAP measures are set forth in Exhibit 99.1. A non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure in Exhibit 99.1 allows investors to reconcile the non-GAAP measures to GAAP.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2021, Peter Jonna delivered written notice to the Board of Directors (the “Board”) of Array Technologies, Inc. (the “Company”) stating that he resigned from his position as a member of the Board. At the time of his resignation, Mr. Jonna was not a member of any committee of the Board. Mr. Jonna’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective May 10, 2021, the Board, acting upon the recommendation of its Nominating and Corporate Governance Committee, appointed Jayanthi Iyengar as a member of the Board. Ms. Iyengar will serve as a director until the Company’s 2022 Annual Meeting of Shareholders.

There are no arrangements or understandings between Ms. Iyengar and any other persons pursuant to which she was selected to serve as a director of the Company. In addition, there are no transactions between the Company and Ms. Iyengar or her immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On May 11, 2021, the Company issued a press release announcing the resignation of Mr. Jonna and the appointment of Ms. Iyengar as a director of the Company. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The information set forth in the Company’s press release dated May 11, 2021, included herewith as Exhibit 99.3, is incorporated by reference to this Item 7.01.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filings made by the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Array Technologies, Inc., dated May 11, 2021
99.2	Press Release of Array Technologies, Inc., dated May 11, 2021
99.3	Press Release of Array Technologies, Inc., dated May 11, 2021

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Array Technologies, Inc., dated May 11, 2021
99.2	Press Release of Array Technologies, Inc., dated May 11, 2021
99.3	Press Release of Array Technologies, Inc., dated May 11, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

By:	/s/ Charlotte MacVane
Name:	Charlotte MacVane
Title:	General Counsel and Chief Legal Officer
Date: May 11, 2021